UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) the Securities Exchange Act of 1934

Date of Report: October 26, 2004

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 7.01. Regulation FD Disclosure

On October 26, 2004, Insight Enterprises, Inc. announced by press release the appointment of Richard A. Fennessy as President and Chief Executive Officer of Insight Enterprises, Inc. effective November 15, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description
99.1	Press release dated October 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.
Date: October 26, 2004	By:	/s/ Stanley Laybourne
Stanley Laybourne
Executive Vice President, Chief Financial Officer and Treasurer